EXHIBIT 10.42

                        EXECUTIVE RETENTION PAY AGREEMENT
                        ---------------------------------

        This Agreement is made as of the lst day of October, 1997 between SWEETHEART HOLDINGS INC., a Delaware corporation (the "Company") and JAMES R. MULLEN (the "Executive"), residing at 2160 Misty Meadow Road, Finksburg, Maryland 21048.

                                   SECTION I.
                                  INTRODUCTION
                                  ------------

         The Company wishes to recognize the Executive's importance to the future success of the business of the Company by providing him with an incentive to devote his continued abilities to the future success of the Company's business.

                                   SECTION II.
                                   DEFINITIONS
                                   -----------

         Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following words and phrases, when used herein, have the meanings set forth below:

         "Account" means the Executive's account established under the Agreement
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and maintained by the Trustee to reflect the Executive's interest under this
Agreement.

         "Base Salary" means the Executive's annual compensation (determined
         -------------
prior to any deferral elections the Executive has made under any of the Company's retirement or deferred compensation plans) shown on the Company's payroll records exclusive of bonus compensation, commissions or other extraordinary remuneration.

         "Beneficiary" means the person that the Executive designated most
         -------------
recently in writing to the Trustee; provided, however, that if the Executive has failed to make a designation, no person designated is alive, no trust has been established, or no successor Beneficiary has been designated who is alive, the term Beneficiary means (a) the Executive's spouse or (b) if no spouse is alive, the Executive's surviving children, or (c) if no children are alive, the Executive's parent or parents, or (d) if no parent is alive, the legal representative of the deceased Executive's estate.

         "Cause" means the occurrence of any of the following events: (i)
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willful and continued failure (other than such failure resulting from his incapacity during physical or mental illness) by the Executive to substantially perform his duties with the Company or Sweetheart Cup Company Inc.; provided,

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however, that the Executive must be notified by the Company of any such failure to perform his duties and shall have 30 days from the date of such notice to cure such failure; (ii) any act by the Executive of fraud, misappropriation, dishonesty, embezzlement or similar conduct against the Company or Sweetheart Cup Company Inc.; or (iii) indictment or conviction of the Executive for a felony or any other crime involving moral turpitude.

         "Change in Control," means the occurrence, of:
         --------------------

                  (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") or the Company's wholly-owned subsidiary (Sweetheart Cup Company Inc.) by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than American Industrial Partners Capital Fund, LP or its affiliates or an employee benefit plan maintained by the Company, immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty-one percent (51 %) or more of the combined voting power of the Company's or Sweetheart Cup Company Inc.'s then outstanding Voting Securities; or

                  (b) The consummation of one of the following transactions:

                           (i) A merger, consolidation or reorganization
                  involving the Company where the stockholders of the Company, immediately before such merger, consolidation or reorganization, fail to own directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty-one (51 %) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization.

                           (ii) A complete liquidation or dissolution of the
                  Company or of Sweetheart Cup Company Inc.; or

                           (iii) The sale or other disposition of all or
                  substantially all of the assets of the Company or of Sweetheart Cup Company Inc.

         "Code" means the Internal Revenue Code of 1986, as amended.
         ------

         "Disabled" has the same meaning as provided in the long-term disability
         ----------
plan or policy maintained or, if applicable, most recently maintained, by the Company or Sweetheart Cup Company Inc. for the Executive. If no long-term disability plan or policy was ever maintained on behalf of the Executive the occurrence of a disability within the meaning of Section 72(m)(7) of the Code.

         "Equity Sale" means the occurrence, of:
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                  (a) An acquisition (other than directly from the Company) of any equity securities of the Company (the "Equity Securities") or of the Company's wholly-owned subsidiary (Sweetheart Cup Company Inc.) by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than American Industrial Partners Capital Fund, LP or its affiliates or an employee benefit plan maintained by the Company, immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of Equity Securities representing sixty percent (60%) or more of the combined value of the Company's or Sweetheart Cup Company Inc.'s then outstanding Equity Securities; or

                  (b) The consummation of a merger, consolidation or reorganization involving the Company where the stockholders of the Company, immediately before such merger, consolidation or reorganization, fail to own directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined value of the outstanding Equity Securities of the corporation resulting from such merger or consolidation or reorganization.

         "Good Reason" means (i) the Executive's duties, authorities,
         -------------
responsibilities (including reporting authority and responsibility) or title are materially and adversely modified without the Executive's written consent, or
(ii) the Executive's Base Compensation is reduced, except for reductions of no more than ten percent (10%) per year applicable to all salaried employees.

         "Trust" means that certain trust agreement between the Company and the
         -------
Trustee pursuant to which the Company deposits funds for the benefit of the Executive to satisfy the Company's obligations hereunder.

         "Trustee" means the trustee under the Trust Agreement.
         ---------

                                  SECTION III.
                                 BENEFIT AMOUNT
                                 --------------

         The Executive's Account will be credited with an amount representing one year's current Base Salary. The Executive's Account will be credited with additional amounts to reflect any increase in the Executive's Base Salary occurring during the term of this Agreement. The Executive's Account will be invested in accordance with the terms hereof.

                                   SECTION IV.
                                    BENEFITS
                                    --------

         4.1 The Executive may direct the Trustee, at such times and in accordance with such procedures as the Trustee provides, as to the investment of the Executive's Account. The investment options available to the Executive shall

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
be selected by the Company and shall include a large capitalization equity fund, a small capitalization equity fund, a bond fund and a money market fund maintained by either Vanguard or Fidelity Investments, and such other investments as the Company permits.

         4.2 In the event that the Executive's Account cannot be invested in a particular mutual fund chosen by the Company, the Company shall select a replacement fund that is comparable, in the Company's reasonable judgment, to the fund into which future investment of the Executive's Account is no longer possible. The Company shall communicate, in writing to the Trustee of any changes to the available investment options.

         4.3 As soon as practical after the Executive's Account vests in accordance with the terms of this Section 4, the Executive's Account shall be entitled to a distribution of the then value of his Account under the Trust and the Trustee shall distribute to the Executive (or in the event of his death, his Beneficiary) either the investments held in the Account in kind or the proceeds resulting from the liquidation of the investment in the Executive's Account under the Trust.

         4.4 The Executive's Account shall become fully vested as of the date of the first to occur:

                           (i) the second anniversary of the date of this
                  Agreement, provided the Executive remains continuously employed by the Company or Sweetheart Cup Company Inc. up to and including the second anniversary of the date of this Agreement;

                           (ii) the Executive dies or becomes Disabled for
                  reasons directly related to the Executive's position or duties with the Company;

                           (iii) after six months following an Equity Sale;

                           (iv)  after six months following a Change of Control;
                                 or

                           (v) the Executive's employment is terminated by the Company for reasons other than for Cause or by the Executive with Good Reason.

         4.5 In the event that the Executive dies or becomes Disabled for reasons that are not directly related to the Executive's position or duties with the Company prior to the occurrence of one of the events described in Section
4.4 hereof, the Executive shall become vested in a proportionate part of the Executive's Account, determined by multiplying the Executive's Account by a fraction, the numerator of which is the number of months and partial months that have elapsed since the date of this Agreement and the denominator of which is 24 months.

         4.6 In the event that the Executive ceases to be employed by the Company or Sweetheart Cup Company Inc. prior to the time that such Executive's Account vests in accordance with Section 4.4 or Section 4.5 hereof, the portion

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of the Executive's Account that is not vested will be forfeited and, within a reasonable time after the Executive ceases to be an employee of the Company, the Trustee shall pay the balance of the Executive's Account to the Company.


                                   SECTION V.
                           ESTABLISHMENT OF THE TRUST
                           --------------------------

         5.1 Company shall establish the Trust with the Trustee and will deposit with Trustee in trust the amounts specified in Section III hereof.

         5.2 The Trust hereby established shall be irrevocable.

         5.3 The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of Company and shall be used exclusively for the purpose of paying benefits to the Executive. The principal of the Trust and any earnings thereon shall not be used to satisfy the claims of the Company's general creditors.

                                   SECTION VI.
                   PAYMENTS TO EXECUTIVE OR HIS BENEFICIARIES
                   ------------------------------------------

         6.1 The Trustee shall make payments to the Executive or his Beneficiary in accordance with the terms and conditions of this Agreement and the Trust. Prior to making any payment to the Executive or his Beneficiary, the Trustee shall provide the Company with at least ten (10) days prior written notice of such proposed payment and the Company shall have a period of five (5) days following receipt of such notice (which shall be deemed to be received three (3) days following the date such notice is mailed by first class U.S. mail, on the day after such notice is deposited with an overnight carrier, the date of hand delivery or the date on which notice is transmitted by facsimile) to provide the Trustee in writing with a notice of its objection to such proposed payment. If the Trustee receives from the Company a timely notice of objection, the matter shall promptly be submitted to arbitration in accordance with Section VIII hereof. No payment shall be made until decision on the arbitration has been made and then payment will be made in accordance with such decision. If the Trustee fails to receive a timely notice of objection from the Company, the Trustee may proceed with the proposed payment. The Company shall report all distributions from the Trust to appropriate taxing authorities. The Trustee shall cooperate with the Company in making provision for the withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of this Agreement and shall pay amounts withheld to the appropriate taxing authorities.

         6.2 The entitlement of Executive or his Beneficiary to benefits under this Agreement shall initially be determined by the Trustee or such party as it

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
designates, except in the event that the Company files a notice of objection to payment in accordance with Section 6.1 hereof, in which event such determination shall be made by the arbitrators in accordance with Section VIII hereof.

         6.3 No benefit which shall be payable under this Agreement to any person shall be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for, or against, such person except to such extent as may be required by law.

         6.4 Whenever any benefit which shall be payable under this Agreement is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Company or the Trustee need not require the appointment of a guardian or custodian, but shall be authorized to pay the same over to the person having custody of such minor or incompetent, or to cause the same to be paid to such minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of such minor or incompetent if one has been appointed or to cause the same to be used for the benefit of such minor or incompetent.

                                  SECTION VII.
                            AMENDMENT OF TERMINATION
                            ------------------------

         7.1 This Agreement may not be amended except by a written instrument executed by the Company and Executive.

         7.2 The Trust shall not terminate until the date on which the Executive or his Beneficiaries are no longer entitled to benefits pursuant to the terms of the Agreement. Upon termination of the Trust any assets remaining in the Trust shall be returned to Company.

                                  SECTION VIII.
                             SETTLEMENT OF DISPUTES
                             ----------------------

         Any dispute arising under this Agreement shall be submitted to binding arbitration initiated in accordance with the rules of the American Arbitration Association in Baltimore, Maryland. The results of such proceedings shall be conclusive and shall not be subject to judicial review. The Company agrees to pay the entire cost of any arbitration or legal proceeding arising from any dispute hereunder, including the legal fees of the Trustee and the Executive or beneficiary, regardless of the outcome of any such proceeding, unless the arbitrators or the court hearing such proceeding determines that the Executive's or beneficiary's claim was submitted in bad faith, in which event the Company shall not pay any legal fees and expenses of the Executive or beneficiary.


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

                                   SECTION IX.
                              LIMITATION OF RIGHTS
                              --------------------

         This Agreement shall not give the Executive any right or claim except to the extent that such right is specifically fixed under the terms of the Agreement.

                                   SECTION X.
                                  MISCELLANEOUS
                                  -------------

         To the extent not preempted by applicable federal law, this Agreement is governed by and construed in accordance with the laws of the State of Maryland.


         IN WITNESS WHEREOF, the Company has executed this document as of the lst day of October, 1997.


                                            SWEETHEART HOLDINGS INC.

                                            By:    -----------------------------
                                                   William F. McLaughlin
                                            Title: President and Chief
                                                   Executive Officer

ATTEST:


         ----------------------------
         Daniel M. Carson
Title:   Corporate Secretary

         [CORPORATE SEAL]

                                            EXECUTIVE:

                                            Name:    ---------------------------
                                                     JAMES R. MULLEN
                                            Address: 2160 Misty Meadow Road
                                                     Finksburg, Maryland  21048





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